UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2015

LIFE TIME FITNESS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-32230	41-1689746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place Chanhassen, Minnesota	55317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 947-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously reported, on March 15, 2015, Life Time Fitness, Inc., a Minnesota corporation (“Life Time”), entered into an Agreement and Plan of Merger with LTF Holdings, Inc., a Delaware corporation (“Parent”) and LTF Merger Sub, Inc., a Minnesota corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Life Time, with Life Time surviving as a wholly owned subsidiary of Parent (the “Proposed Merger”). Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01 is selected information contained in a confidential information memorandum that Life Time expects to provide to certain banks and other financing sources in connection with the Proposed Merger. The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements relating to our business and our financing plans. Words such as, but not limited to, “intends,” “planning,” “projected” or “expects” are used to identify these forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements.

Exhibit 99.1 includes financial measures, including EBITDA, Adjusted EBITDA, Run-Rate Adjusted pro forma EBITDA, Run-Rate Adjusted pro forma EBITDAR and free cash flow that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management’s, investors’ and prospective lenders’ ability to evaluate Life Time’s operating results and ability to repay its obligations.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than Life Time does, limiting their usefulness as a comparative tool. Life Time compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures. Life Time further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within Exhibit 99.1 with Life Time’s GAAP financial measures.

The foregoing information contained in Item 7.01 of this Current Report on Form 8-K is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

The following Exhibit is being furnished herewith:

Exhibit	Description

99.1	Selected information contained in a confidential information memorandum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.
Date: May 18, 2015
	By:	/s/ James Spolar
	Name:	James Spolar
	Title:	Vice President, Senior Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Manner of Filing

99.1	Selected information contained in a confidential information memorandum.	Filed Electronically